Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Lawrence P. Castellani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Advance Auto Parts, Inc. for the quarterly period ended October 9, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc. The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q. A signed original of this statement has been provided to Advance Auto Parts, Inc. and will be retained by Advance Auto Parts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 10, 2004	By: /s/ Lawrence P. Castellani
Name: Lawrence P. Castellani
Title: Chairman of the Board of Directors and
Chief Executive Officer

I, Jeffrey T. Gray, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Advance Auto Parts, Inc. for the quarterly period ended October 9, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc. The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q. A signed original of this statement has been provided to Advance Auto Parts, Inc. and will be retained by Advance Auto Parts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 10, 2004	By: /s/ Jeffrey T. Gray
Name: Jeffrey T. Gray
Title: Executive Vice President and Chief Financial Officer